Exhibit 99.1

Innovative Glycol Solutions Investor Presentation, April 2017

1 Agenda Our Mission Who We Are Our Business

Safe Harbor Manufacture Collect Distribute Statements and/or figures included in this presentation that are not historical facts (including any statements or projections concerning plans and objectives of management for future operations or economic performance, or assumptions or forecasts related thereto), are forward - looking statements . These statements can be identified by the use of forward - looking terminology including “ forecast, ” “ may, ” “ believe, ” “ will, ” “ expect, ” “ anticipate, ” “ estimate, ” “ continue ” or other similar words . These statements discuss future expectations, contain projections of results of operations or of financial condition or state other “ forward - looking ” information . We and our representatives may from time to time make other oral or written statements that are also forward - looking statements . These forward - looking statements are made based upon management ’ s current plans, and best expectations, estimates, assumptions and beliefs concerning future events that may impact the company ’ s future prospects and therefore involve a number of risks and uncertainties . GlyEco, Inc . cautions that forward - looking statements are not guarantees and that actual results could differ materially from those expressed or implied in the forward - looking statements . Because these forward - looking statements involve risks and uncertainties, actual results could differ materially from those expressed or implied by these forward - looking statements for a number of important reasons . GlyEco, Inc . expressly disclaims any intention or obligation to revise or update any forward - looking statements whether as a result of new information, future events, or otherwise .

1 Our Mission To be the leading specialty chemical company providing vertically integrated glycol solutions ─ shaping the future of glycol production, process technology and product delivery

Who We Are Innovator | Green | Leader

Innovators in Green Chemistry Manufacture Collect Distribute The first vertically integrated glycol manufacturer and distribution company dedicated to sustainable solutions for glycol and glycol - related products …we control the value chain to create a superior customer experience, with optimal profit margins

▪ Significant scientific (PhD) and chemical field (glycols) experience ▪ 8 operations ▪ M anagement & sales personnel added in 2016 ▪ 5000+ customers ▪ 50+ employees Our Progress, Resources & Business ▪ We are positioned and ready to grow ▪ Two business segments: ▪ Consumer ▪ Industrial ▪ Nationwide reach with regional facilities and national customer base ▪ Solutions throughout the glycol value chain ▪ Formed in 1999; Integrated operations began in 2011 ▪ 2016 acquisitions significantly expanded: ▪ Production capacity ▪ S ales opportunities ▪ Geographic reach ▪ Product offerings ▪ Customer base ▪ 2017 we are the leader in sustainable glycol technologies & products

Footprint ▪ Largest independent, integrated sustainable glycol solution in the US ▪ Regional facilities ▪ 30 major metropolitan markets ; 100 million people ▪ West Virginia facility capable of shipping nationwide and further by truck, rail and barge Redistillation Capacity ▪ Production capacity ▪ 1 million gallons of 50/50 ready to use anti - freeze ▪ 16 million gallons of virgin quality ethylene glycol concentrate ▪ Sales potential of distilled product: ▪ $60 million ▪ Significant sales beyond distilled product Quality, Health, Safety and Environment ▪ Highest quality product (virgin standards) ▪ Safest, efficient management of waste ▪ Consistently meets federal and local regulations ▪ Reduced disposal costs Sustainability Footprint Safety Technology Our Green Proposition

Starting Point Global/Regional Representation The Market Leader RS &T GlyEco, a full service platform, is the leading provider of green glycol products nationwide ▪ Superior quality products ▪ Environmentally safe waste management ▪ Innovate product/education technology ▪ Best - in - class technical performance support ▪ Consistent, timely customized service

Our Divisions Consumer | Industrial

Our Business Divisions

Consumer Division (GlyEco)

- **Operations:** six processing and distribution centers in the eastern region of the United States, that focus on the processing of waste glycol into high-quality redistilled glycol products.
- **Our products**: automotive antifreeze, specialty blended antifreeze and windshield washer fluids
- **Our customers**: automotive and industrial end markets

Industrial Divisions - WEBA & RS&T (at Dow Institute Site)

- **WEBA**: develops, manufactures and markets additive packages for the antifreeze/coolant, gas patch coolants and heat transfer industry, throughout North America
- **RS&T:** operates a 16 million gallons a year, ASTM E1 177EG-1, glycol re-distillation plant in West Virginia, which processes waste glycol into virgin quality recycled glycol for sale to industrial customers worldwide

GLYECO

Recent Acquisitions

WEBA TECHNOLOGY

- GlyEco acquired WEBA Technology, now a wholly owned subsidiary, on 12/27/2016
- Acquired all shares from WEBA Sellers for $150,000 in cash and $2.65 million in 8% Promissory Notes
- Sellers entitled to earn-out payments of up to aggregate of $2,500,000
- 2016 revenues– $2.5 million
- WEBA is one of the largest additive packages for glycol-based companies in North America

RS &T

- GlyEco acquired RS&T making it a subsidiary of the company
- No significant historical operations

DOW

Assets

- GlyEco acquired select glycol distillation assets from DOW at Institute, WV on 12/28/2016; considered an asset purchase
- Purchase price of $1.7 million for equipment and $400,000 for inventory
- Acquired assets have a capacity of approximately 16 million gallons per year
- Facility includes 5 distillation columns, 3 wiped-film evaporators, heat exchangers, processing and storage tanks, and other processing equipment
- Tanks include feedstock storage capacity of several million gallons and finished goods storage capacity of several million gallons
- Plant is equipped with rail and truck unloading/loading facilities, and on-site barge loading/unloading facilities
- Estimated fair value of the assets acquired, based on an independent third party valuation analysis– $13 million

Market O verview 0 5,000 10,000 15,000 20,000 25,000 30,000 Glycol market Glycol worldwide market (USD millions) Propylene Glycol Ethylene Glycol Ethylene Glycol by Region North America (14%) Europe (25%) Asia Pac (56%) Other North America by End Market Auto (20%) Polyester F&R (57%) Textiles (11%) Airline (7%) Other Opportunity - GlyEco currently operates primarily in the North American auto end market and revenues are a small percent of that market. With the December 2016 acquisitions, GlyEco is positioned to operate successfully beyond its current market .

1 Glycol MEG O verview ▪ The US glycol (MEG) industry is approximately $3.2B annually ▪ Glycol (MEG) consumption reached a record high in 2014 - 5.5B gallons ( 700 million in the US) – Only 50 - 60 million gallons of waste glycol were recovered and reclaimed in 2014 ▪ Low awareness that glycol is 98% sustainable + recoverable + market returnable ▪ Of the approximately 375 million gallons of waste glycol generated annually: – < than 15% is recycled/reclaimed – most is burned for fuel, improperly disposed, or misrepresented as pure product. – the majority of the15% recycled is sub - standard quality ▪ As the only vertically integrated company GlyEco has the opportunity to redistill 300 million gallons of glycol and return it to the market

1 Glycol MEG Opportunity Little to no representation as to quality specs Markets for waste glycol 375 m illion gallons of used glycol Primary market Secondary market Lower quality recycled Reuse Disposal Recycled to OEM/ASTM specifications; National companies purchase with assurances Product is often sold to small or international users that do not maintain a QC&A program Burn, landfill, pour down drain, wastewater treat Sold as recycled/reclaimed without purification or dilution (significant impurities)

1 Our Technology Patented Technology Proprietary Process Technology Dedicated QC&A Programs Removal of Impurities Our solutions lead to products that can be trusted in all vehicle makes and models, regional fleet, local auto, and national retailers Patented technology ▪ Designed to remove difficult pollutants, high dissolved and un - dissolved solids, in addition to clearing oil/hydrocarbons, additives and dyes typically found in used engine coolants Proprietary process technology ▪ Allows GlyEco to efficiently clean more types of waste glycol (e.g., platform transforms feedstock in ASTM quality products ) Removal of impurities ▪ Is just one of the innovative ways we are continuing to lead the science of processing, making recycled glycol material safer for use in vehicles and machinery Dedicated QC &A programs ▪ Managed by chemical engineering staff, our programs (vacuum distillation only) help ensure consistently high quality, ASTM standard

Our Reach and Production Capacity



Regional Manufacturing & Distribution Facility
2017 Announced Expansion (Southern States)
Recent Acquisition (Dow Institute, WV Facility)
Tea, SD
3.4M pop.
(180K cap)
Minneapolis, MN
10.5M pop.
(300K cap)
Charleston, WV
11.2M
Landover, MD
10.9M pop.
(16M cap)
Indianapolis, IN
Rock Hill, SC
31.5M pop.
(300K cap)
Lakeland, FL
19.9M pop.
(300K cap)

Reach

Regional Facilities - 100M customers

RS&T (Dow Site) can reach customers nationwide

Re-Distillation Production Capacity

Regional Facilities – 1M gallons (annual) – ready to use 50/50 product

RS&T (Dow Site) – 16 M gallons (annual) – virgin quality EG concentrate

GLYECO

Commitment ▪ Our commitment to advancing the glycol industry requires our organization to advance product and operational tech nologies GlyEco University ▪ Is our unique center for intellectual property, advanced development, and both internal and external glycol and GlyEco course training ▪ As new and unique glycol waste streams are introduced, we will add to our applied knowledge and intellectual property which we will leverage back to our staff and strategic partners ▪ We will continue to apply for intellectual property protection as we focus on proprietary, scientific and process technology to advance our ownership in the industry GlyEco University

G enerators C ollectors A ggregators P rocessors Wholesale & E nd users ▪ Consumer products delivered to end customers within 200 mile radius of our six regional facilities ▪ Industrial products delivered throughout North America by truck, rail and barge Local , regional, and national auto dealerships and more Collection at time of retail sale or by third party distributors of redistilled glycol Used glycol waste streams from local collectors, regional, and national partners ▪ Proprietary platform transforms feedstock into ASTM quality products ▪ Vacuum distillation only – Strict QC&A I ntegrated Value

Our Clients Consumer Industrial

1 Our 2017 Strategy Externally ▪ G row S ales – new markets, products, customers ▪ Feedstock S ourcing – increase volume, decrease cost ▪ Distribution – cost - effectively improve operations ▪ Customer – proactive, solutions - oriented interactions ▪ Quality – deliver highest quality products – “every day, every batch, every customer” Internally ▪ Systems & P rocesses – improved information management (ERP) to drive our business ▪ CapEx – thoughtful deployment of capital to support our goals ▪ Team – cultivate the right culture (e.g., new hires, retention strategies, GlyEco University) Corporate ▪ Capital – raise capital to support operations and replace short term debt issued in December 2016. Potential options include: longer term debt (secured debt, etc.) and additional equity (rights offering, etc.) ▪ Identity – comprehensive review of companies, products, names, market position ▪ Governance – redomestic (state of incorporation), stock exchange up list

1 D edicated to providing solutions We are GlyEco Ian Rhodes President & CEO Email: irhodes@glyeco.com Tel: (866) 960 - 1539